UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2012

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2330 North Loop 1604 West
San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 918-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 19, 2006, NuStar GP Holdings, LLC (the “Company”) entered into a Rights Agreement with Computershare Investor Services, LLC (as amended by that certain Amendment No. 1 to the Rights Agreement, dated effective as of February 28, 2008, the “Rights Agreement”).  Effective October 23, 2012, the Company entered into Amendment No. 2 to the Rights Agreement (the “Amendment No. 2”).  A copy Amendment No. 2 is filed as Exhibit 4.03 to this Form 8-K and is incorporated herein by reference.  A copy of Amendment No. 1 to the Rights Agreement is attached as Exhibit 4.02 to t the Company’s Form 8-K filed with the Securities and Exchange Commission on March 4, 2008 and is incorporated herein by reference. A copy of the Rights Agreement is attached as Exhibit 4.01 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 and is incorporated herein by reference.

Among other things, Amendment No. 2 amends the Rights Agreement to include Neuberger Berman Group LLC in the definition of “Exempt Person” unless and until it becomes the beneficial owner 17.5% or more of the then-outstanding units representing limited liability company interests in the Company.  For so long as Neuberger Berman Group LLC is an Exempt Person it shall be excluded from being an Acquiring Person under the Rights Agreement.

Item 3.03               Material Modifications to Rights of Security Holders.

Item 1.01 of the Form 8-K is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

4.01

Rights Agreement between NuStar GP Holdings, LLC (f/k/a Valero GP Holdings, LLC) and Computershare Investor Services, LLC; effective as of July 19, 2006 (incorporated by reference from Exhibit 4.01 to the registrant’s Form 8-K filed on July 25, 2006).

4.02	Amendment No. 1 to Rights Agreement of NuStar GP Holdings, LLC (incorporated by reference from Exhibit 4.02 to the registrant’s Form 8-K filed on March 4, 2008).

4.03	Amendment No. 2 to Rights Agreement of NuStar GP Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR GP HOLDINGS, LLC

Date: October 29, 2012	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Exhibit

4.01

Rights Agreement between NuStar GP Holdings, LLC (f/k/a Valero GP Holdings, LLC) and Computershare Investor Services, LLC; effective as of July 19, 2006 (incorporated by reference from Exhibit 4.01 to the registrant’s Form 8-K filed on July 25, 2006).

4.02	Amendment No. 1 to Rights Agreement of NuStar GP Holdings, LLC (incorporated by reference from Exhibit 4.02 to the registrant’s Form 8-K filed on March 4, 2008).
4.03	Amendment No. 2 to Rights Agreement of NuStar GP Holdings, LLC.